SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                            reported) July 1, 2002



                  Bear Stearns Asset Backed Securities, Inc.
              (Exact Name of Registrant as Specified in Charter)

            Delaware                   333-56242                13-3836437
-------------------------------  ------------------------  -------------------
        (State or Other          (Commission File Number)    (I.R.S. Employer
Jurisdiction  of Incorporation)                             Identification No.)


                              383 Madison Avenue
                           New York, New York 10179
              ---------------------------------------------------
             (Address of Principal Executive Offices and Zip Code)


       Registrant's telephone number, including area code (212) 272-2000

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Item 5.  Other Events

Filing of Underwriting Agreement.

         On March 21, 2002, Bear Stearns Asset Backed Securities, Inc. (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement"), by and among the Company, as depositor, EMC Mortgage Corporation, as seller, and Bear, Stearns & Co. Inc., as underwriter. The Underwriting Agreement is annexed hereto as Exhibit 1.

Filing of Pooling and Servicing Agreement.

         On March 1, 2002, Bear Stearns Asset Backed Securities, Inc. (the "Company") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, GreenPoint, LLC, as servicer and custodian, and Wells Fargo Bank Minnesota, National Association, as backup servicer, certificate administrator and trustee. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial

        Information and Exhibits.

        (a)     Not applicable

        (b)     Not applicable

        (c)     Exhibits.

         The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

         Exhibit No.               Description

         1                         Underwriting Agreement

         99.1                      Pooling and Servicing Agreement

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      BEAR STEARNS ASSET BACKED SECURITIES, INC.



                                      By: /s/ Matthew Perkins
                                          ---------------------------
                                              Name:  Matthew Perkins
                                              Title:  Vice President



Dated:  July 1, 2002

                                 Exhibit Index



Exhibit                                                                 Page

1.       Underwriting Agreement

99.1.    Pooling and Servicing Agreement